INTERNATIONAL SALE CONTRACT

DATE: 4/25/17

BETWEEN:

Guangzhou Enejean Washing Equipment Manufacturing Co., Ltd. whose registered office is at NO.6 Baiyun 3rd Line, Hebian Road, Baiyun District, Guangzhou, China and registration/fiscal number is ...., represented by .... (hereinafter referred to as "the Seller"),

AND:

Crest Radius Inc whose registered office is at 7 Kaapa,Tsolgo , Estonia 65552 and registration/fiscal number is ...., represented by .... (hereinafter referred to as "the Buyer").

Both Parties declare an interest in the sale and purchase of goods under the present Contract and undertake to observe the following agreement:

1. PRODUCTS

Under the present Contract, the Seller undertakes to provide, and the Buyer to purchase: Washing Machine Current Offering Models.

The Products and quantities as set out in the price list from the Seller.

2. PRICE

The total price of the Products which the Buyer undertakes to pay the Seller shall be agreed upon as shown in Seller price list.

Both Parties undertake to renegotiate the agreed price when affected by significant changes in the international market, or by political, economic or social situations in the country of dispatch or destination of the Product, which may damage the interests of either party.

3. DELIVERY CONDITIONS

The Seller shall deliver the Products to the location as agreed upon with the Buyer. The goods shall be delivered at the agreed place, and to the transport agent designated by the Buyer, at least twenty---four hours before the deadline established in the present Contract. Should the Buyer fail to take charge of the goods on arrival, the Seller shall be entitled to demand the fulfillment of the Contract and payment of the agreed price.

4. PACKAGING

The Seller undertakes to deliver the Products hereunder, suitably wrapped and packaged for their specific characteristics and for the conditions of transport to be used.

5. MEANS OF PAYMENT

The Buyer undertakes to pay the total price which appears in the present price list. Payment of said price shall be effected by: cash, check or bank transfer to the account and bank branch designated by the Seller.

1. All price is based on EXW term;

2. Payment: 50% as deposit by T/T, and the balance should be paid before delivery.

After Service:

1. Enejean provides free parts, when machine defects has been detected during normal operation (vulnerable parts not included) under warranty period.

2. Enejean provides low cost spare parts after warranty period.

3. Enejean provides free consulting service during machine service life.

Warranty:

All parts are under Two Years Warranty with defects from manufacturer. Any other defect caused by human error, mishandling, wear---and---tear & any foreseeable conditions will not be covered by this warranty.

the Seller: Name:

Signature: Jenny Tan

the Buyer:

Name: Kardo Valbe

Signature:

INTERNATIONALSALECONTRACT

DATE: 4/26/17

BETWEEN:

NingboQishuaiElectricalApplianceCo.,Ltdwhoseregisteredofficeisat CixiBinhai EconomicDevelopmentZone,NingboCity,Zhejiangprovince,China and registration/fiscalnumberis..............................,representedby ....(hereinafterreferredtoas

AND:

CrestRadiusInc whoseregisteredofficeisat 7Kaapa,Tsolgo,Estonia65552 andregistration/fiscalnumberis..............................,representedby ....(hereinafterreferredtoas

BothPartiesdeclareaninterestinthesaleandpurchaseofgoodsunderthepresent Contractandundertaketoobservethefollowingagreement:

1. PRODUCTS

UnderthepresentContract,theSellerundertakestoprovide,andtheBuyerto purchase:WashingMachineCurrentOfferingModels .

TheProductsandquantitiesassetoutin thepricelistfromtheSeller

2. PRICE

ThetotalpriceoftheProductswhichtheBuyerundertakestopaytheSellershallbe agreeduponas shown inSellerpricelist.

BothPartiesundertaketorenegotiatetheagreedpricewhenaffectedbysignificant changesin theinternationalmarket,orbypolitical,economicorsocialsituationsinthe countryofdispatchordestinationoftheProduct,whichmaydamagetheinterestsof eitherparty.

3. DELIVERYCONDITIONS

TheSellershalldelivertheProductstothelocationasagreeduponwith theBuyer.The goodsshallbedeliveredattheagreedplace,andtothetransportagentdesignatedby theBuyer,atleasttwenty-fourhoursbeforethedeadlineestablishedinthepresent Contract.ShouldtheBuyerfailtotakechargeofthegoodsonarrival,theSellershallbe entitledtodemandthefulfillmentoftheContractandpaymentoftheagreedprice.

4. PACKAGING

TheSellerundertakestodelivertheProductshereunder,suitablywrappedand packagedfortheirspecificcharacteristicsandfortheconditionsoftransporttobeused.

5. MEANSOFPAYMENT

TheBuyerundertakestopaythetotalpricewhichappearsinthepresent pricelist. Paymentofsaidpriceshallbeeffectedby:cash,checkorbanktransfertotheaccount andbank branchdesignatedbytheSeller.

theSeller:
Name: Freya Wang

Signature: Freya Wang

theBuyer:
Name: Kardo Valbe

Signature

INTERNATIONAL SALE CONTRACT

DATE: 4/21/17

BETWEEN:

Shanghai Flying Fish Machinery Manufacturing Co., Ltd. whose registered office is at No. 8565, Chuan'nanfeng Rd., Fengxian Dist., Shanghai, China 201411 and registration/fiscal number is ...., represented by .... (hereinafter referred to as "the Seller"),

AND:

Crest Radius Inc whose registered office is at 7 Kaapa,Tsolgo , Estonia 65552 and registration/fiscal number is ...., represented by .... (hereinafter referred to as "the Buyer").

Both Parties declare an interest in the sale and purchase of goods under the present Contract and undertake to observe the following agreement:

1. PRODUCTS

Under the present Contract, the Seller undertakes to provide, and the Buyer to purchase: Washing Machine Current Offering Models.

The Products and quantities as set out in the price list from the Seller.

2. PRICE

The total price of the Products which the Buyer undertakes to pay the Seller shall be agreed upon as shown in Seller price list.

Both Parties undertake to renegotiate the agreed price when affected by significant changes in the international market, or by political, economic or social situations in the country of dispatch or destination of the Product, which may damage the interests of either party.

3. DELIVERY CONDITIONS

The Seller shall deliver the Products to the location as agreed upon with the Buyer. The goods shall be delivered at the agreed place, and to the transport agent designated by the Buyer, at least twenty-four hours before the deadline established in the present Contract. Should the Buyer fail to take charge of the goods on arrival, the Seller shall be entitled to demand the fulfillment of the Contract and payment of the agreed price.

4. PACKAGING

The Seller undertakes to deliver the Products hereunder, suitably wrapped and packaged for their specific characteristics and for the conditions of transport to be used.

5. MEANS OF PAYMENT

The Buyer undertakes to pay the total price which appears in the present price list. Payment of said price shall be effected by: cash, check or bank transfer to the account and bank branch designated by the Seller.

- Price based on FOB Shanghai Price, USD/pc
- Delivery time : 15--25 days
- Payments Term :T/T In advance, Against Copy of B/L, L/C at sight.
- Validity: 30 days.
- Warranty: 12 months.
- Customer Service: Seller offers English user manual and some spare parts with machines, and remote technical support will be given lifelong by telephone, fax, email, video, photos, chat online, etc..

the Seller:
Name:
Signature: Dora

Shanghai Flying Fish Machinery Manufacturing Co., Ltd. 上海飞鱼机械设备有限公司

the Buyer:
Name: Kardo Valbe
Signature:

INTERNATIONAL SALE CONTRACT

DATE: 4/19/17

BETWEEN:

Zhengzhou Hento Machinery Co.,Ltd whose registered office is at NO.3 Dongfeng Road,Jinshui District,Zhengzhou City,Henan Province,China and registration/fiscal number is ...., represented by .... (hereinafter referred to as "the Seller"),

AND:

Crest Radius Inc whose registered office is at 7 Kaapa,Tsolgo , Estonia 65552 and registration/fiscal number is ...., represented by .... (hereinafter referred to as "the Buyer").

Both Parties declare an interest in the sale and purchase of goods under the present Contract and undertake to observe the following agreement:

1. PRODUCTS

Under the present Contract, the Seller undertakes to provide, and the Buyer to purchase: Washing Machine Current Offering Models.

The Products and quantities as set out in the price list from the Seller.

2. PRICE

The total price of the Products which the Buyer undertakes to pay the Seller shall be agreed upon as shown in Seller price list.

Both Parties undertake to renegotiate the agreed price when affected by significant changes in the international market, or by political, economic or social situations in the country of dispatch or destination of the Product, which may damage the interests of either party.

3. DELIVERY CONDITIONS

The Seller shall deliver the Products to the location as agreed upon with the Buyer. The goods shall be delivered at the agreed place, and to the transport agent designated by the Buyer, at least twenty-four hours before the deadline established in the present Contract. Should the Buyer fail to take charge of the goods on arrival, the Seller shall be entitled to demand the fulfillment of the Contract and payment of the agreed price.

4. PACKAGING

The Seller undertakes to deliver the Products hereunder, suitably wrapped and packaged for their specific characteristics and for the conditions of transport to be used.

5. MEANS OF PAYMENT

The Buyer undertakes to pay the total price which appears in the present price list. Payment of said price shall be effected by: cash, check or bank transfer to the account and bank branch designated by the Seller.

◆Remarks

◆.Delivery time: 7-10 Working days after get customers' payment.

◆.Payment term: T/T payment, Western union.

◆.Valid time: This quotation is valid for one month.

◆.Quality Guarantee Terms:

Quality guarantee term is for two years. Malfunctions which are caused by machine-self and quality will be responsible for our manufacturer. Other malfunctions which are caused by operation mistakes, man-made problems, etc will be responsible for clients-self.

郑州恒拓机械设备有限公司
ZHENGZHOU HENTO MACHINERY CO.,LTD.

the Seller:
Name: Anastasia Hu

Signature: Anastasia

the Buyer:
Name: Kardo Valbe

Signature: [signature]